UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 1, 2006

RYERSON INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9117	36-3425828
(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608

(Address of principal executive offices, with zip code)

(773) 762-2121

(Registrant’s telephone number, including area code)

Ryerson Tull, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions::

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Ryerson Inc. amended its Certificate of Incorporation to change its name from Ryerson Tull, Inc. to Ryerson Inc. effective January 1, 2006. Pursuant to Section 253(b) of the Delaware General Corporation Law, a shareholder vote was not required and no shareholder vote was obtained.

Ryerson Inc. amended its By-Laws to change its name from Ryerson Tull, Inc. to Ryerson Inc. effective January 1, 2006.

Under authority granted to it in its By-Laws, Ryerson Inc.’s board of directors resolved that all classes or series of Ryerson Inc.’s stock were to be uncertificated. The resolution was effective January 1, 2006.

Item 9.01 Financial Statements and Exhibits

(a) None

(b) None

(c) Exhibit – The Exhibit index included herewith is incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON INC.

Dated: January 5, 2006	/s/ Terence R. Rogers
By: Terence R. Rogers
Its: Vice President—Finance & Treasurer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Restated Certificate of Incorporation

3.2	By-Laws, as amended